                                  Exhibit 16-A
                                   Page 1 of 6



                                                      CONSENT IN LIEU OF A
                                                      SPECIAL MEETING OF THE
                                                      BOARD OF DIRECTORS OF
                                                      COMMONWEALTH GAS
                                                      SERVICES, INC.


         The undersigned, being all of the members of the Board of Directors of Commonwealth Gas Services, Inc. (the "Corporation"), hereby consent to and adopt the following resolutions in lieu of action at a Special Meeting:

                          CHANGE OF CORPORATION'S NAME

         WHEREAS, the Board of Directors of the Corporation has determined that it would be advisable to amend the Certificate of Incorporation of the Corporation to change the name of the Corporation to make it consistent with its parent corporation's name.

         NOW, THEREFORE, the undersigned, being all of the directors of the Corporation, do unanimously agree as follows:

                  RESOLVED, that the Board of Directors of this Corporation hereby recommends and declares it advisable that the Certificate of Incorporation of this Corporation be amended to change the name of the Corporation to Columbia Gas of Virginia, Inc.

                  RESOLVED, FURTHER, that the foregoing amendment is advisable and its adoption is in the best interests of the Corporation and its stockholder and, to effectuate the foregoing, it is hereby directed that the foregoing amendment be considered at the next annual meeting of the stockholder unless earlier approved by written consent in accordance with Section 13.1-657 of the Code of Virginia 1950, as amended; and

                  RESOLVED, FURTHER, that at any time prior to the filing of the foregoing amendment to the Corporation's Certificate of Incorporation with the State Corporation Commission of the Commonwealth of Virginia, notwithstanding authorization of such amendment by the stockholder of the Corporation, the Board of Directors of the Corporation may abandon such amendment without further action by the stockholder of the Corporation; and

                  RESOLVED, FURTHER, that after approval of such amendment by the stockholder of the Corporation, the officers of the Corporation be, and they hereby are, authorized and directed to execute, acknowledge and file with the State Corporation Commission of the Commonwealth of Virginia Articles of
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                                  Exhibit 16-A
                                   Page 2 of 6

Attest:


/s/ Andrew J. Sonderman
--------------------------------------
           Secretary
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                                  Exhibit 16-A
                                   Page 3 of 6


         Amendment to evidence the foregoing amendment to the Corporation's Certificate of Incorporation; and

                  RESOLVED, FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed from time to time to execute any and all documents and to take any and all other actions necessary or appropriate to carry forward the foregoing resolutions.

                                 EFFECTIVE DATE

                  RESOLVED, that the actions specified in the foregoing resolutions be, and they hereby are, made effective on and as of the effective date of this Consent.

         IN WITNESS WHEREOF, the foregoing constitutes the actions of the Board of Directors of the Corporation, effective as of the 16th day of January, 1998.

         Date signed:

         ------------                             -----------------------------
                                                  J. Bennett Johnston


         ------------                             -----------------------------
                                                  William E. Lavery

                                                  /s/ Michael W. O'Donnell
         ------------                             -----------------------------
                                                  Michael W. O'Donnell

                                                  /s/ Oliver G. Richard III
         ------------                             -----------------------------
                                                  Oliver G. Richard III

                                                  /s/ Andrew J. Sonderman
         ------------                             -----------------------------
                                                  Andrew J. Sonderman


         ------------                             -----------------------------
                                                  James R. Thomas, II

                                                  /s/ Anthony Trubisz, Jr.
         ------------                             -----------------------------
                                                  Anthony Trubisz, Jr.

                                                  /s/ Robert B. Wemyss
         ------------                             -----------------------------
                                                  Robert B. Wemyss

                                  Exhibit 16-A
                                   Page 4 of 6


         Amendment to evidence the foregoing amendment to the Corporation's Certificate of Incorporation; and

                  RESOLVED, FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed from time to time to execute any and all documents and to take any and all other actions necessary or appropriate to carry forward the foregoing resolutions.

                                 EFFECTIVE DATE

                  RESOLVED, that the actions specified in the foregoing resolutions be, and they hereby are, made effective on and as of the effective date of this Consent.

         IN WITNESS WHEREOF, the foregoing constitutes the actions of the Board of Directors of the Corporation, effective as of the 16th day of January, 1998.

         Date signed:

         Jan 12, 1998                             /s/ J. Bennett Johnston
         ------------                             -----------------------------
                                                  J. Bennett Johnston

         ------------                             -----------------------------
                                                  William E. Lavery


         ------------                             -----------------------------
                                                  Michael W. O'Donnell


         ------------                             -----------------------------
                                                  Oliver G. Richard III


         ------------                             -----------------------------
                                                  Andrew J. Sonderman


         ------------                             -----------------------------
                                                  James R. Thomas, II


         ------------                             -----------------------------
                                                  Anthony Trubisz, Jr.


         ------------                             -----------------------------
                                                  Robert B. Wemyss

                                  Exhibit 16-A
                                   Page 5 of 6


         Amendment to evidence the foregoing amendment to the Corporation's Certificate of Incorporation; and

                  RESOLVED, FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed from time to time to execute any and all documents and to take any and all other actions necessary or appropriate to carry forward the foregoing resolutions.

                                 EFFECTIVE DATE

                  RESOLVED, that the actions specified in the foregoing resolutions be, and they hereby are, made effective on and as of the effective date of this Consent.

         IN WITNESS WHEREOF, the foregoing constitutes the actions of the Board of Directors of the Corporation, effective as of the 16th day of January, 1998.

         Date signed:


         ------------                             -----------------------------
                                                  J. Bennett Johnson

                                                  /s/ William E. Lavery
         ------------                             -----------------------------
                                                  William E. Lavery


         ------------                             -----------------------------
                                                  Michael W. O'Donnell


         ------------                             -----------------------------
                                                  Oliver G. Richard III


         ------------                             -----------------------------
                                                  Andrew J. Sonderman


         ------------                             -----------------------------
                                                  James R. Thomas, II


         ------------                             -----------------------------
                                                  Anthony Trubisz, Jr.


         ------------                             -----------------------------
                                                  Robert B. Wemyss